UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to
Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒     Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Allegro MicroSystems, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Innovation with purpose ALLEGRO MICROSYSTEMS VOTE Online Go to www.envisionreports.com/ALGM or scan the QR code — login details are located in the shaded bar below. Shareholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Allegro MicroSystems, Inc. Annual Meeting of Shareholders to be Held on August 4, 2022
Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2022 Notice and Proxy Statement and Fiscal 2022 Annual Report to Shareholders are available at: www.envisionreports.com/ALGM
Easy Online Access – View your materials and vote. Step: 1 Go to www.envisionreports.com/ALGM. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before July 25, 2022 to facilitate timely delivery.

INNOVATION WITH PURPOSE

Shareholders of Allegro MicroSystems, Inc. will be held on Thursday, August 4, 2022, at 8:30 a.mShareholders of Allegro MicroSystems, Inc. will be held on Thursday, August 4, 2022, at 8:30 a.m., Eastern time, virtually via the internet at https://meetnow.global/MMASC6Z. To access the virtual meeting, participate and vote online during the meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.
Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposal 2 and 1 YEAR for Proposal 3.
1.To elect four individuals to the Board of Directors for three-year terms expiring in 2025: 01 - Yoshihiro (Zen) Suzuki 02 - David J. Aldrich 03 - Kojiro (Koji) Hatano 04 - Paul Carl (Chip) Schorr IV
2.To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2023.
3.To approve, on an advisory basis, the preferred frequency of future advisory votes on executive compensation.
PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online, by phone, or request a paper copy of the proxy materials to receive a proxy card that you must sign and return following the instructions on the proxy card.
Here’s how to order a paper or email copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.
— Internet – Go to www.envisionreports.com/ALGM. Click Cast Your Vote or Request Materials.
— Phone – Call us free of charge at 1-866-641-4276.
— Email – Send an email to investorvote@computershare.com with “Proxy Materials Allegro MicroSystems, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state whether you want a paper or email copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by July 25, 2022.

INNOVATION WITH PURPOSE